UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2008 (October 31, 2008)

J. ALEXANDER’S CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	1-08766	62-0854056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37202
(Address of principal executive offices) (Zip Code)

(615) 269-1900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 31, 2008, J. Alexander’s Corporation (the “Company”) entered into the Third Amendment (the “Third Amendment”) to its Loan Agreement dated as of May 12, 2003, by and among the Company and J. Alexander’s Restaurants, Inc., collectively as the Borrower, and Bank of America, N.A., as the Lender, as amended by that certain First Amendment to the Loan Agreement dated January 20, 2004 and that certain Second Amendment to the Loan Agreement dated September 20, 2006 (the “Loan Agreement”).

The Third Amendment to the Loan Agreement changes the maximum adjusted debt to EBITDAR ratio from 3.5 to 1 to 4.5 to 1 until March 29, 2009 and then 3.5 to 1 at the end of each fiscal quarter thereafter. Under the Loan Agreement, EBITDAR is defined as the sum of net income for the applicable period (excluding the effect of any extraordinary or non-recurring gains or losses) plus an amount which, in the determination of net income for such period has been deducted for (i) interest expense for such period;  (ii) total federal, state, foreign or other income taxes for such period; (iii) all depreciation and amortization for such period; (iv) rent payments; and (v) non-cash FASB 123R items, i.e., stock based compensation, all as determined in accordance with GAAP. Adjusted debt is (i) the Company’s debt obligations net of any short term investments, cash or cash equivalents plus (ii) rent payments multiplied by eight.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

On October 31, 2008, The Company issued a press release announcing its financial results for the third quarter ended September 28, 2008, (the “Earnings Press Release”) the text of which is set forth in Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

The Company’s press release announcing its financial results for the third quarter ended September 28, 2008 is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are filed or furnished herewith as noted above:

10.1	Third Amendment to Loan Agreement dated October 31, 2008, by and among the Company, J. Alexander’s Restaurants, Inc. and Bank of America, N.A.

99.1	Earnings Press Release issued by J. Alexander’s Corporation dated October 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 3, 2008	J. ALEXANDER’S CORPORATION

	By:	/s/ R. Gregory Lewis
R. Gregory Lewis Chief Financial Officer, Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to Loan Agreement dated October 31, 2008, by and among the Company, J. Alexander’s Restaurants, Inc. and Bank of America, N.A.
99.1	Earnings Press Release issued by J. Alexander’s Corporation dated October 31, 2008